GAN™

INVESTOR PRESENTATION

OCTOBER 2021

GameSTACK™ iBridge™ iSIGHT™ BACK OFFICE COOLBET

©2021 GAN Ltd. (NASDAQ: GAN) + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + 1 FORWARD LOOKING STATEMENT & LEGAL DISCLAIMER This presentation has been prepared by GAN Limited (the “Company”) solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not propose to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the presentation and any other information provided by or on behalf of the Company. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information and has not independently verified such information. This presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “strive,” “projection,” “goal,” “target,” “outlook,” “aim,” “would,” and “annualized” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectation, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures are provided in the appendix to this presentation.

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + AGENDA HISTORY & STRATEGY B2B OVERVIEW B2C OVERVIEW FINANCIAL UPDATE Q&A

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + DERMOT SMURFIT CEO HISTORY AND STRATEGY HISTORY GAN OVERVIEW STRATEGY DEMAND ENVIRONMENT • 17+ years as Chief Executive Officer at GAN • Board member • Qualified U.K. Attorney (Corporate Finance) • Experience in European Investment Banking

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 4 EXECUTIVE SUMMARY 1 2 3 4 5 NORTH AMERICAN B2B DEMAND IS STRONG scaling talent and technology in preparation for robust pipeline New product offerings GAN SPORTS AND SUPER RGS ENABLE MORE OF THE VALUE CHAIN along with opportunity to service entire spectrum of operator customers GAN's technology is increasingly SCARCE, PROVEN AND EXTREMELY COMPLEX B2C very well positioned for early stages of SECULAR GROWTH IN LATIN AMERICA 2023 PROJECTED REVENUE OF $225 – $250M VERSUS $35M IN 2020 LONGER-TERM Annualized AEBITDA margins estimated to be 30 – 35%

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 5 OVERVIEW OF GAN Online gaming with nearly 20 years of operations provider of entire internet gaming tech stack on a revenue share basis Award winning sports and iGaming international B2C provider Diverse customer base across leading commercial, tribal and online operators Licensed in: 05 countries 09 states with majority of employees technical/development focused DELIVERING INDUSTRY GAMING EXPERIENCES ENABLED BY CUTTING EDGE TECHNOLOGIES EARLY PIONEER US B2B LEADER B2C POSITIONED FOR GLOBAL GROWTH GLOBAL WORKFORCE

20-YEAR TRACK RECORD OF SUCCESS

OVER 18 YEARS WITH A SINGULAR MISSION OF BRINGING U.S. CASINO OPERATORS ONLINE FOR BOTH REAL-MONEY GAMBLING AND SOCIAL GAMING

- 2000 – EST. COMMENCED B2C TRADING
- 2003 – 2009 – COMPANY GROWTH
- 2010 – FIRST B2B CLIENT
- 2014 – US RELOCATION
- 2015 – LOYALTY PATENT
- 2017 – SOLDIFIES MANAGED SERVICES
- 2018 – 2019 – U.S. LAUNCHES IN PA & NJ
- 2020 – NASDAQ IPO
- Jan 2021 – SPORTSBOOK ACQUISITION
- Jan 2021 – DAY #1 MICHIGAN LAUNCHES
- Apr 2021 – MULTI-STATE LAUNCH ON SINGLE APP
- Q2 2021 – EXCLUSIVE CONTENT DEALS

GAN
©2021 GAN Ltd. (NASDAQ: GAN)
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iGAMING & SPORTS BETTING LEADER



MISSION

"To deliver industry leading gaming experiences enabled by cutting edge technologies "

PATH AHEAD

- **Generate growth in core B2B** by leveraging competitive advantages to launch new partners and states
  - Proven reliable tech increasingly scarce as more commercial & tribal operators enter fray
- **New product growth** enabling greater wallet share of revenue and broader client base
  - GAN Sports and Super RGS enable capture more of the B2B value chain to generate increased "recurring revenue"
  - Broadens addressable universe to host of new operators
- **Increased international growth in B2C and B2B in Canada**
  - Evaluating strategic, high ROI opportunities, including B2B in Canada with a TAM of ~$3-5 billion (1)
  - B2C looking to replicate success in new markets including Brazil with a population of over 200MM
- **Significant operating leverage as business scales**
  - Expect longer-term annual margins of 30-35%
  - Recurring nature of B2B revenues and high fixed opex base

FAVORABLE TAILWINDS

- Early innings of rollout of $30+ billion US digital gaming industry
- Latin American mobile gaming market expected to triple in size from 2020 to over $3 billion (2) in 2026
- GAN Sports well positioned to replicate international success domestically

GAN ©2021 GAN Ltd. (NASDAQ: GAN)

1) Based on H2 Gambling Capital, broker research and internal estimates
2) H2 Gambling Capital estimate

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OVERVIEW OF GAN'S B2B OFFERING

BACK OFFICE
B2B clients use web-based back-office systems

FRONT END
Consumers play games and bet on sports



Description	Back office	Front end	Description
Implement marketing campaigns. Manage Consumers. Bonusing.	BACK OFFICE	ACCOUNT	Create. Verify. Fund. Geo-locate. Bet.
Management Information & Analytics. Export data.	REPORTING	GAMING	In-house portfolio: Table Games. Video Poker. Slots. Exclusive games: Ainsworth & Incredible Technologies
Move or publish games. Setup sports markets. Publish images. Create leaderboards and promotions.	CONTENT MANAGEMENT	SPORTS	In-house sports tech & trading: U.S. localized. Innovative. Retail & Online.
KYC compliance. Problem gaming. Self exclusion. Betting limits. Data feeds for State regulators. Regulatory reporting.	REGULATORY CONTROLS	INTEGRATIONS	Third party iGaming content 'aggregated' from IGT, SGMS, NET Entertainment, Evolution, AGS, Everi.

GAN ©2021 GAN Ltd. (NASDAQ: GAN) 9

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) IN-SOURCING EASIER SAID THAN DONE FOR MAJORITY OF OPERATORS ATTEMPTING TO VERTICALLY INTEGRATE WOULD BE TOO COSTLY AND OUTSIDE OF CORE COMPETENCY COSTLY & COMPLEX • Vertical integration is costly related to hardware, staffing, and aggregating essential services • Regulatory compliance is highly complex and nuanced state to state • No requirement for an operator's IT department to increase resources and headcount ALIGNS CORE COMPETENCIES • Running a retail casino hotel versus a B2B technology solution is vastly different • GAN's product is battle tested over the course of years and major events as B2B operations are our core DNA • GAN is part of the Homeland Security Critical Infrastructure program to ensure maximum data security protocols 10

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 11 OVERVIEW OF B2C • Launched in 2016, COOLBET is an award-winning developer and B2C operator for non-U.S. markets of a proprietary online sports betting and casino platform • B2B GAN Sports in the U.S. anticipated to launch in the early part of 2022 • Proprietary tech platform with in-house risk management, specialist odds compilers, innovative custom bets, sportsbook compliance and easy integration with any third-party price feed provider • Products are offered in nine national markets across Northern Europe, Latin America and North America (Canada) • In-game betting accounts for nearly 50% of sports revenue, driving player engagement while reducing volatility INTERNATIONAL, BEST-IN-CLASS SPORTSBOOK ENGINE TECHNOLOGY PROVIDER WITH TRIPLE-DIGIT YEAR-OVER-YEAR REVENUE GROWTH AND EUROPEAN AND LATAM FOOTPRINT

OVERVIEW OF TAM OPPORTUNITY

U.S. B2B iGAMING

$4.0B | **$8.3B**


2021
2026

U.S. B2B SPORTS

$3.6B | **$10.6B**


2021
2026

1) TAM Avg of H2 Gambling Capital & Eilers & Krejcik estimates

©2021 GAN Ltd. (NASDAQ: GAN)

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INTERNATIONAL B2C



LATIN AMERICA
$1.4B
$3.1B
2021
2026



NORTHERN EUROPE
$2.6B
$3.4B
2021
2026
MALTA

GAN
©2021 GAN Ltd. (NASDAQ: GAN)

1) H2 Gambling Capital estimates

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+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + DON RYAN B2B OVERVIEW OF OFFERING NEW PRODUCTS TECHNOLOGY & TALENT SCALABILITY OF B2B • Serving as GAN’s B2B CEO • 20 years of senior management experience • 15 years at Microsoft (Xbox and Windows) • SVP Gaming at Betfair US and Parx • CEO at Sports Information Group B2B OVERVIEW

DESCRIPTION OF OFFERING



SIMULATED GAMING

White-label play-for-fun online casino platform

Turnkey solution to participate in $8B[1] social casino market

Builds loyal online customer base ahead of regulation

Strong free-to-play monetization enabled by patented loyalty linking

19 clients (most fully managed)



REAL-MONEY CASINO

White-label real-money online casino platform

Turnkey solution to participate in $8B[2] US online casino market

Largest footprint in the US with 21% market share

Single wallet multi-state solution with patented loyalty linking

8 clients *(one fully managed)*


GAN
SPORTS

SPORTSBOOK

White-label sports betting platform for online and retail

Turnkey solution to participate in $11B[2] sports betting market

5 clients *(using third-party books)*

GAN introducing its own modern book built for speed and flexibility

Award-winning B2C offering adapted for the US B2B market

AINSWORTH incredible TECHNOLOGIES



SUPER **RGS**

Content aggregation service of third-party casino platforms

Alternative path to capture share of $8B[2] US online casino market

1,200 games from 35+ providers in one seamless integration

Exclusive games from Ainsworth, Incredible Technology and GAN

9 clients in Italy, 1 in US

1) Eilers & Krejcik estimate
2) Avg of H2 Gambling Capital & Eilers & Krejcik estimates

GAN ©2021 GAN Ltd. (NASDAQ: GAN)

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+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 17 MODERN MOBILE OFFERING FRAMING OPPORTUNITY: • US mobile sports market opportunity of over $8 billion(1) in 2026 HOW WE PLAN TO WIN: • Fully customizable solution showing the customers uniquely branded interface • Part of 360 degree offering, which includes loyalty integration • Allows customers to maintain control while growing the player database • Speed to market that leverages GAN's proven US iGaming experience • Internationally battle-tested sports team with 70+ traders across multiple geographies 1) Average of H2 Gambling Capital & Eilers & Krejcik estimates

BRINGING BEST TECH TO RETAIL


GAN
SPORTS

FRAMING OPPORTUNITY:

- US Retail sports market opportunity of $3 Billion[1] in 2026
- Economics notably more favorable than mobile typically ~2 – 4x greater

HOW WE PLAN TO WIN:

- Kiosk solution allows operators to launch sportsbook with minimal opex cost
- Industry leading kiosk technology with built-in loyalty integration
- Retail solution caters to full suite of features available on GAN mobile
- Easy to use back office provides full suite of real-time, operational and management tools

©2021 GAN Ltd. (NASDAQ: GAN)

1) Average of H2 Gambling Capital & Eilers & Krejcik estimates

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+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 19 SHOWCASED SUPER RGS AT G2E ROLLING OUT CONTENT AGGREGATION PLATFORM WITH PROVEN CONTENT GAN content library is now among the leading U.S. catalogs with over 35 providers across multiple jurisdictions Exclusive distribution deals adds proven retail content Expected to increase GAN's take rate on Gross Operator Revenue from U.S. iGaming while opening a new broad based customer base

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 20 SUPER RGS DESCRIPTION GAN’S AVAILABLE SUPER RGS CONTENT PARTNERS OPERATOR SELECTS GAME PROVIDERS, SIGN AGREEMENTS UNLOCK GAN’S SINGLE SUPER RGS PIPE & BACK OFFICE SELECTED GAMES AVAILABLE IN OPERATOR CASINO LOBBY ONE INTEGRATION PIPE

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 21 SUPER RGS PROVEN SUCCESS IN ITALY GAN started the Italian business back in 2007 by supplying skill based games Italy was the first regulated market with strict rules, including real time communication with the regulator GAN pivoted from being a skill games supplier, to a casino games reseller/ aggregator, taking advantage of the integrations built with the various operators Today GAN is the market leading aggregator in the market LAUNCHED 2007 POSITIONING iGAMING MARKET SIZE GAN's CLIENTS MARKET SHARE $2B+ 40% TIER 1 OPERATOR GAN IS ONLY AGGREGATOR INTEGRATED TO EVERY NEARLY (1) 1) H2 Gambling Capital Estimate

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 22 BUSINESS MODEL HIGHLY SCALABLE Platform investments are leveraged across network Bespoke development leveraged network-wide Each new state may have new requirements but this work is paid by the client

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 23 SCALING UP TECHNOLOGY & TALENT BRINGING IN LEADING TALENT TO MEET DEMAND SURGE IN B2B PLATFORM DEMAND BRINGING IN TOP TALENT TO MEET CLIENT NEEDS SIGNIFICANT OPPORTUNITY TO SECURE LONG-TERM, MULTI-STATE RECURRING REVENUE RELATIONSHIPS MIAMI TECH HUB NOW OPEN EXPANDING REACH INTO NEW EMERGING TECH RECRUITMENT MARKETS IN MIAMI, RECENTLY OPENED A NEW LOCATION IN THE CITY'S ART DISTRICT TO ATTRACT BEST IN CLASS TALENT ESTABLISHING MIAMI TECH HUB TO LEVERAGE RICH TALENT POOL TO MEET CLIENT DEMAND

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + JEFF BERMAN CCO WHY GAN? TRUSTED PARTNER REACH EXPANDING/EXPANSIVE OPPORTUNITIES • Serving as GAN’s Chief Commercial Officer since 2018 • 20+ years of executive leadership experience • 30+ years Sports & Media business development experience (StubHub, CBS Sports, TicketMaster, SFX Sports Group) • Second Tour with GAN (initially 2009 – 2012) COMMERCIAL

COMPETITIVE ADVANTAGES

FAST TO MARKET

Simultaneously launched 3 clients in Michigan on 'Day One' of market commencement January 22

TwinSpires launched Week #1 of Arizona going live becoming the sixth multi-jurisdictional state live under GAN's platform

FLEXIBLE

Operators can "plug & play" across 35+ third party game providers, and over 27 third party tools & payment systems allowing for a true customized offering

PROVEN

Flawless execution the past three consecutive Super Bowls

Nearly 20-year successful global track record

LOYALTY LINKING

GAN's loyalty linking patent allows casinos to successfully transition on-property players to their digital platform

Patented holistic approach to online and offline play enables operators to maximize gambler LTV across channels

GAN
©2021 GAN Ltd. (NASDAQ: GAN)
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+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 27 CUSTOMER LAUNCHES MOMENTUM SUPERIOR TECHNOLOGY, REGULATORY EXPERTISE AND PROVEN SPEED TO MARKET IN THE U.S. HAS DRIVEN CUSTOMER LAUNCHES 2018 2 LAUNCHES 2019 5 LAUNCHES 2020 6 LAUNCHES 2021 14 LAUNCHES NEW JERSEY • PENNSYLVANIA INDIANA COLORADO • TENNESSEE • ARIZONA INDIANA • PENNSYLVANIA MICHIGAN • WEST VIRGINA CONNECTICUT

GROWTH OPPORTUNITIES: SUPER RGS

LEVERAGING EXCLUSIVE CONTENT TO EXPAND CLIENT BASE AND INCREASE WALLET SHARE

SECURED PROVEN GAMES

Exclusive multi-year distribution deals with Ainsworth and Incredible Technologies provides library of proven retail content. This enables an increase in GAN's take rate from U.S. iGaming revenue.

MARKET TO NEW CLIENTS

Proven content will be marketed to operators that are not on our Player Account Management (PAM) system, opening a wider audience of B2B clients.

LEVERAGE SUPER RGS

Unique content accessed through an integration with GAN's Super RGS. GAN's B2B clients (the B2C Operators) can publish a large iGaming content catalog via a single technical integration into the Super RGS.



incredible TECHNOLOGIES
AINSWORTH
EVERI
RED TIGER
NETENT
Game STACK
SGI
SLINGO
SPIN GAMES
ags
INSPIRED
HIGH 5 GAMES
pariplay
SYNOT
WILD STREAK GAMING
Evolution Gaming
KONAMI
IGT
GAN GAMES
GAN PLATFORM
TODAY: 21% SHARE(1)
SUPER RGS
POTENTIAL: TO WORK WITH NEARLY EVERY OPERATOR INCLUDING NON-PLATFORM CLIENTS
TOTAL U.S.
AT MATURITY: $20B +

GAN
©2021 GAN Ltd. (NASDAQ: GAN)

1) Market share ending 2Q21

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+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + SIMON KNOCK CIO • 21 years global industry experience • 8 years regulated US online gaming / platform experience • Software Engineering and IT Management background • Based in Las Vegas since 2016 ADVANTAGES & COMPLEXITY B2B TECHNOLOGY SOLUTION

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 31 BENEFITS OF UTILIZING GAN's TECH x SIGNIFICANT RESOURCE & COST SAVE FOR CLIENTS x HIGHLY COMPLEX REGULATORY & TECHNICAL REQUIREMENTS x MAXIMIZING ROI ON CLIENT MARKETING SPEND x ALIGNS GAN & PARTNERS CORE COMPETENCY

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 32 EXECUTIVE SUMMARY 1 2 3 4 5 NORTH AMERICAN B2B DEMAND IS STRONG scaling talent and technology in preparation for robust pipeline New product offerings GAN SPORTS AND SUPER RGS ENABLE MORE OF THE VALUE CHAIN along with opportunity to service entire spectrum of operator customers GAN's technology is increasingly SCARCE, PROVEN AND EXTREMELY COMPLEX B2C very well positioned for early stages of SECULAR GROWTH IN LATIN AMERICA 2023 PROJECTED REVENUE OF $225 – $250M VERSUS $35M IN 2020 LONGER-TERM Annualized AEBITDA margins estimated to be 30 – 35%

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ANDERS KARLSEN B2C B2C OVERVIEW OVERVIEW OF COOLBET CONCEPT OF THE COMPANY KEY ACHIEVEMENTS SPORTS CALENDAR • Educated in Information Technology • 19 years of industry experience • Head of poker for NordicBet and TrioBet for 10+ years • Various Board positions in GAN Ltd. Subsidiaries • One of the first Coolbet employees, started as the COO

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 2021... Joined the GAN family and put even more focus on B2B and new markets. 2016 Coolbet was open for business. On May 16th launched in: Norway, Sweden, Finland Half a year later opened in Estonia. 2017–2021 Expanded to Iceland (2017) Chile and Canada (2019) Peru (2020), Ecuador (2021) 2015 by a team of industry experts. Development of the back office started. 34 COOLBET TIMELINE FOUNDED GO LIVE GROWTH NEW FOCUS

OVERVIEW OF COOLBET

ABOUT

Online since	May 2016
Employees	270
Traders	~70
Markets	

FOUNDATION

Proprietary software

Coolbet.com is built with the newest technology, enabling a unique product offering, both on desktop and mobile.

Acquiring customers cheaper, without revenue shares, through strong sportsbook offering and innovative marketing.

INNOVATION

Continuously innovate while focusing on:

New products

Transparency

Unique features

AWARDS

Mobile Sports Product of the Year 2019, 2020, 2021
(by International Gaming Awards)

Innovator of the Year 2021
(by International Gaming Awards)

Best Bookmaker in the World 2018, 2019, 2021
(by TIPS Magazine)

Start-Up/SME of the Year 2017
(by International Gaming Awards)

GAN
©2021 GAN Ltd. (NASDAQ: GAN)
35

CONCEPT

FULL OWNERSHIP OF THE PRODUCT AND CUSTOMER LIFECYCLE

OWN TECHNOLOGY
100% in-house development ensures full control of the technology.

EFFECTIVE MARKETING
No revenue share deals give ownership over the customer base and provide high ROI.

SPORTS FOCUS
Team of 70+ in-house bookmakers allow to fully customize and differentiate the sports product.

ORGANIC GROWTH
Focus on search engine optimization and content brings over 30% of new customers organically.

LOCAL APPROACH
The product offering and marketing is tailored to every target country.

LOYAL CUSTOMER BASE
Focus on transparency and localization ensure exceptional loyalty levels.

GAN ©2021 GAN Ltd. (NASDAQ: GAN) 36

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 37 RETURN FOCUS EXPANSION APPROACH LOCALIZATION IS THE KEY TO SUCCESS LOCAL PRODUCT The local product consists of: • Localized sports & casino offering • Popular payment solutions • Locally adapted marketing and advertising strategy Every new market requires a local team to look after it, consisting of: • Bookmakers who are experts in the local sports leagues • Marketeers for localized strategy • Customer support for assisting the players in their native language THE RIGHT PEOPLE GO LIVE After a thorough preparation, a new market is ready to be launched. IDENTIFY THE MARKET The decision making framework includes financial, legal and regulatory topics among others.

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) MARKETING STRATEGY FOCUS ON CUSTOMER LOYALTY AND ORGANIC GROWTH COMMUNITY CONTENT SPONSORSHIPS PRODUCT FOR BUILDING TRUST AND PR/MARKETING GO HAND-IN-HAND FOR GIVING PLAYERS SOMETHING UNIQUE OF PLAYERS ENDORSING THE BRAND

IN-HOUSE INNOVATION

TURNOVER SPLIT


SPORTS LOBBY
INCOMING BETS
Search...
MATCH
OF THE DAY
Newcastle United - Leeds United
Newcastle United
Draw
Leeds United
+210
+265
+136
20%
5%
75%
Home
Promotions
Bet History
Deposit

WINNERS' MAP


SPORTS LOBBY
INCOMING BETS
TODAY'S TOP WINNERS
SPORTS
CASINO
2938.32USD
2548.49USD
6.96 USD
92.86 USD
Estonia
Latvia
Home
Promotions
Bet History
Deposit

INCOMING BETS


SPORTS LOBBY
INCOMING BETS
All Tickets
Livebet
Parlay
Illinois Fighting Illini - Maryland Ter...
+596
1.58
11.00
Tampa Bay Buccaneers - Atlanta F...
+344
1.97
8.74
Hamilton Tiger-Cats - Calgary Sta...
+303
79.03
318.24
Home
Promotions
Bet History
Deposit

FREE TO PLAY


SPORTS LOBBY
INCOMING BETS
NFL
COOLBET LEAGUE
$700
$10,000
ROUND PREDICTIONS
PRIZES & LEADERBOARDS
PREDICT GAME SCORES AND WIN PRIZES
2
7
50
48
ROUND #2

GAN ©2021 GAN Ltd. (NASDAQ: GAN) 39

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 40 COOLBET CUSTOMERS *TAM or Total Addressable Market shows the total size of the markets that Coolbet currently operates in and it reflects the Gross Gaming Revenue (also known as Gross Gaming Win). CANADA LATIN AMERICA Fastest growing region. EUROPE Most mature markets. Coolbet is the market leader in Iceland. 112K 180K 310K 2019 2020 2021 100K 200K 300K 5K 12K 20K KEY REGIONS

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 41 KEY PERFORMANCE INDICATORS CONVERSION RATE From registration to deposits since launch RETURNING CUSTOMER RATE Displays the number of customers returning month-on-month since launch COST PER ACQUISITION The amount spent on marketing for acquiring one depositing customer since launch REVENUE GROWTH Gross Gaming Revenue growth year-to- date 2021 vs same period 2020 CUSTOMER GROWTH New Depositing Customer growth year-to- date 2021 vs same period 2020 OWNERSHIP Own technology and no revenue share deals give full control over lifecycles. 84% $38 165% 335% 100% 70%

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) GLOBAL SPORTS CALENDAR THERE IS ACTION EVERY SINGLE MONTH American Sports Soccer Tennis Olympic Games Ice Hockey Golf E-Sports

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 43 SUSTAINABLE MOMENTUM CONTINUOUS GROWTH NOT DEPENDENT ON SPORTS CALENDAR KEY INTERNATIONAL EVENTS HANDLE SPRING 2020 SUMMER 2020 SUMMER 2021 EXCEPTIONALLY LITTLE SPORTS DUE TO COVID SLOW SPORTS PERIOD EURO COPA AMERICA TOKYO OLYMPICS 0 50 100 150 200 250 300 350 400 450 500 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 SPORTS | CASINO

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 44 EXECUTIVE SUMMARY 1 2 3 4 5 NORTH AMERICAN B2B DEMAND IS STRONG scaling talent and technology in preparation for robust pipeline New product offerings GAN SPORTS AND SUPER RGS ENABLE MORE OF THE VALUE CHAIN along with opportunity to service entire spectrum of operator customers GAN's technology is increasingly SCARCE, PROVEN AND EXTREMELY COMPLEX B2C very well positioned for early stages of SECULAR GROWTH IN LATIN AMERICA 2023 PROJECTED REVENUE OF $225 – $250M VERSUS $35M IN 2020 LONGER-TERM Annualized AEBITDA margins estimated to be 30 – 35%

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + KAREN FLORES CFO HIGHLIGHTS KEY GROWTH DRIVERS OUTLOOK INVESTMENT SUMMARY • Serving as GAN’s CFO since January 2020 • Board member • 15+ years of experience in senior finance management roles • 18 years in technology focused entertainment companies including Microsoft, Napster, Myspace and Maker Studios FINANCIAL UPDATE

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 46 FINANCIAL HIGHLIGHTS YTD TOPLINE REVENUE 2Q YTD revenue of $62.5M up 291% yr/yr or nearly 4x 2020 of $16.0M 2026 REVENUE TARGET Target of growing at 35% CAGR over next 5 years EXTRACTING MAX SHAREHOLDER VALUE GAN Sports, Super RGS, Coolbet acquisition/integration 2023 REVENUE RANGE Mid-term growth fueled by new products and new markets LONG-TERM AEBITDA MARGIN RANGE Investing in our technology, talent and infrastructure now will yield higher margins over time STRONG BALANCE SHEET $52 million of cash, no debt, asset-light business model 30% TO 35% $500M to $600M 3.9X ROI $ $225M to $250M

TOTAL ADDRESSABLE MARKET 2026



TAM B2B

	2021	2023	2026
CASINO iGAMING	$7.5B	$10.7B	**$13.3B**

POTENTIAL OPPORTUNITY : $170M

	2021	2023	2026
SPORTS ONLINE & RETAIL SPORTS BETTING	$3.9B	$8.5B	**$11.8B**

POTENTIAL OPPORTUNITY : $80M



TAM B2C

	2021	2023	2026
CASINO iGAMING	$3.8B	$4.6B	**$5.4B**

POTENTIAL OPPORTUNITY : $160M

	2021	2023	2026
SPORTS ONLINE SPORTS BETTING	$2.0B	$3.2B	**$4.0B**

POTENTIAL OPPORTUNITY : $190M

2026 REVENUE OPPORTUNITY $600M

Source: H2 Gambling Capital
1)B2B Casino TAM – total TAM from Italy, Canada and the U.S.
2)B2B Sports TAM – combined Online Sports Betting TAM from Canada and the U.S., and Retail Sports Betting for the U.S.
3)B2C Casino TAM – total iGaming TAM from Northern Europe, LATAM and the Caribbean, Mexico, and Canada.
4)B2C Casino TAM – total iGaming TAM from Northern Europe, LATAM and the Caribbean, Mexico, and Canada.

GAN ©2021 GAN Ltd. (NASDAQ: GAN)
47

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 48 KEY GROWTH DRIVERS CURRENT ORGANIC BUSINESS GROWTH PRODUCT GROWTH GEOGRAPHIC GROWTH EARLY INNINGS OF US AND CANADA ROLL-OUT OF DIGITAL GAMING SUPER RGS | GAN SPORTS LATIN AMERICA| CANADA REVENUE (in millions) B2B | B2C | NEW BUSINESS $290$130$180 2021 2023 2026

ILLUSTRATIVE ECONOMICS

FAVORABLE ECONOMICS
SMALLER MARKET


25%
TO
50%
GAN
SPORTS

RETAIL SPORTS
2X – 4X TIMES

B2B
(Take Rate)


GAN Sports
Platform
15%
5%
Exclusive Content
Super RGS
Platform
12%
7%
5%
SPORTS
CASINO

B2C
(Hold)


7%
TO
8%
3%
TO
4%
SPORTS
CASINO

GAN ©2021 GAN Ltd. (NASDAQ: GAN) 49

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 50 SCALABILITY OUTLOOK STRUCTURAL COST ADVANTAGES • B2B is a SaaS recurring revenue business • Profitability expected to ramp with scaling of new customer cohorts • High fixed cost base to drive operating leverage • CAPEX light business model as new markets in B2B/B2C require minimal upfront capital 0% 20% 40% 60% 80% 100% NET REVENUE COST OF REVENUES SALES & MARKETING PRODUCT & TECHNOLOGY GENERAL & ADMIN EBITDA LONG-TERM MARGIN TARGET

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 51 CAPITAL ALLOCATION x SUPPORT GROWTH ORGANICALLY AND THROUGH ACQUISITIONS x BE OPPORTUNISTIC IN A RAPIDLY EVOLVING MARKET, FOCUS ON ROI AND MAXIMIZING SHAREHOLDER VALUE x MAINTAIN STRONG BALANCE SHEET

+ + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + ©2021 GAN Ltd. (NASDAQ: GAN) 52 INVESTMENT THESIS High-double digit revenue growth from rollout of North American market, new product offerings, and secular growth in Latin America Demand increasingly strong, while proven technology stacks scarce with in-sourcing not likely for most operators High fixed cost structure, B2B segment revenues recurring with an expected 30-35% AEBITDA margin at scale Healthy balance sheet with capex light business model 2023 revenue expected to be $225 – $250M and 3-year CAGR of 35% at mid-point 1 2 3 4 5

6 Q/A

GAN™

IR@GAN.com